UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2018

Pacific Ventures Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-54584	75-2100622
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

117 West 9th Street, Suite 316

Los Angeles, CA 90015

(Address of principal executive offices)

(310) 392-5606

(Registrant's telephone number, including area code)

Copies to:

Gary L. Blum, Esq.

Law Offices of Gary L. Blum

3278 Wilshire Boulevard, Suite 603

Los Angeles, CA 90010

Phone: (213) 381-7450

Fax: (213) 384-1035

Fax: (212) 658-9915

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01. Regulation FD Disclosure.

On March 8, 2018 (the “Effective Date”), Pacific Ventures Group, Inc., a Delaware corporation (the “Corporation”), entered into an agreement with E & E Communications, a Texas Corporation, to provide the following services on an as-needed basis:

●	Assist with the preparation of Pacific Ventures Group news releases.
●	Pitch Pacific Ventures Group stories to the media. including national. feature and trade press.
●	Develop story lines to make Pacific Ventures Group attractive to the major media and financial community. Effectively communicate the non-financial factors driving performance and value.
●	Prepare targeted materials for the media and potential investors. Assist in continuous communications that emphasize the key strengths and competitive advantages of the Company's management and business plan.
●	Prepare a Corporate Profile for the investment community.
●	Handle shareholder calls and e-mails, effectively communicating the strategic value of corporate actions and accomplishments.
●	Assist in the development of strategic investor communications to create shareholder value. Assist in defining and executing these strategies.
●	Serve as a conduit between Pacific Ventures Group and the investment community, providing feedback in both directions. Advise management on major issues impacting valuation.
●	Help attract individual investors who believe in Pacific Ventures Group.
●	Advise management on what creates and destroys value. Assist in quantifying the likely market reaction to Pacific Ventures Group's actions.
●	Assist in aligning Pacific Venture Group’s IR and PR programs to its strategic priorities.

Pursuant to the agreement, Pacific Ventures Group will pay E & E Communications $3,750 per month for the work described above, payable upon receipt of an invoice from E & E Communications. The agreement can be cancelled by either party within five days upon notice. Up to the date hereof, Pacific Ventures Group is current with its payments to E & E Communications since the inception of the agreement dated March 8, 2018.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Agreement with E & E Communications signed on March 8, 2018

PACIFIC VENTURES GROUP, INC.

Date: July 16, 2018	By:	/s/ Shannon Masjedi
Shannon Masjedi
Corporate Secretary